Exhibit 10.25

                                                     Phase One
                                                     February 25, 1998

                                   SHORT FORM
                         AGREEMENT FOR THE PROVISION OF
                       FIBER OPTIC FACILITIES AND SERVICES

1.       PREAMBLE

This Agreement is entered into on February 27, 1998 between Northeast Utilities Service Company, a specially chartered Connecticut corporation, The Connecticut Light and Power Company, a Connecticut corporation, Western Massachusetts Electric Company, a Massachusetts corporation, and Public Service Company of New Hampshire, a New Hampshire corporation, (collectively "Grantor") and NECOM LLC, a Massachusetts limited liability company (the "Grantee").

2.       RECITALS

2.1 WHEREAS, Grantor is the owner of transmission structures, subtransmission structures, conduits, and associated civil works ("Structures") and has certain rights to use easements and/or rights of way within which the Structures are located in the State of Connecticut, the Commonwealth of Massachusetts, the State of Maine and the State of New Hampshire as part of Grantor's electric transmission system;

2.2 WHEREAS, Grantee seeks to use certain of the Structures to install a fiber optic cable which will consist of not less than 48 and not more than 144 singlemode fiber optic filaments, at least 36 of which will be used by Grantee for its communication system and 12 of which will be used by Grantor for its communication system or otherwise as permitted by this Agreement; and

2.3 WHEREAS, the parties have entered into an agreement of even date relating to portions of Cable, hereinafter defined, installed after the date hereof; and

2.4 WHEREAS, Grantor is willing to grant the use of certain of its Structures for the purposes described in clause 2.2 and to grant the use of certain of the fiber optic filaments in the fiber optic cable, once it is installed, in exchange for the payment of certain annual fees and the right of use of 12 singlemode fiber optic filaments.

NOW THEREFORE, in consideration of the mutual covenants, terms, and conditions contained in this Agreement, the parties agree as follows:

3.       DEFINITIONS

3.1 Activation Date - The date on which the Cable on a Route Segment is accepted by the parties as operational.

3.2 Cable - Fiber optic filaments consisting of either NUNet, NEON, or both, and any suitable core, jacketing or sheath.

3.3 Grantee's Space - Floor space to be provided to Grantee by Grantor, as available in the sole judgment of Grantor, in existing facilities or in New Buildings of Grantor along the Route for the placement of Equipment to be used solely in connection with NEON.

3.4 Grantor's Space - Floor space to be provided to Grantor by Grantee in New Buildings or facilities of Grantee for the placement of Equipment to be used solely in connection with NUNet.

3.5 NEON - The fiber optic filaments in the Cable (other than the 12 fibers to be used by Grantor as NUNet), Grantee's Equipment and Grantee's Space.

3.6 NUNet - Twelve fiber optic filaments in one or more single color-coded tubes within the Cable, Grantor's Equipment and Grantor's Space.

3.8 Route - That portion of Grantor's transmission route designated in Exhibit
3.26 attached to the Complete Agreement referred to in Section 8.1.

3.9 Route Segment - A portion of the Route between any two of the numbered points set forth in Exhibit 3.26 attached to the Complete Agreement referred to in Section 8.1. The Route Segment includes a location within the cities or towns and counties listed in Exhibit 3.10.

4.       Grantee'S RIGHT TO USE; OBLIGATION TO BUILD

4.1 Grant of Right. Grantor grants to Grantee the indefeasible right of use of the fiber optic filaments within the Cable as it is placed on the Grantor's Structures, except for the 12 fiber optic filaments reserved for the Grantor's use.

4.2 Limitation on Use. Grantee shall use NEON solely to serve its customers in accordance with applicable state and federal regulations.

4.3 Other Cables/Facilities. This Agreement shall not be construed as limiting or restricting Grantor in any manner from using its structures, easements and/or rights of way for the installation of its fiber optic cables or telecommunication facilities for its own use or that of third parties.

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

5.       OWNERSHIP OF THE CABLE

5.1 Title. Legal title to the Cable and to any item of Equipment installed upon the Grantor's Structures shall be held by Grantor. With respect to the Cable and NUNet, Grantor shall have absolute legal and beneficial ownership, subject to certain restrictions set forth in the Complete Agreement. With respect to the NEON fibers installed upon the Grantor's Structures, Grantor shall hold legal title to the same as Grantee's nominee and, with respect to such property, Grantee shall have the right of use granted in Section 4 of this Agreement and will be the beneficial owner.

5.2 Reversion of Beneficial Ownership. Grantee's right of use under Section 4 of this Agreement and beneficial ownership of NEON shall revert to the Grantor upon termination of this Agreement or of any applicable Route Segment.

6.       TERM AND TERMINATION

6.1 Period. The term of this Agreement shall be for a period (the "Term") commencing on September 27, 1994 and ending on September 27, 2024 ("the Ending Date") and shall automatically renew on September 27, 2024 and thereafter for five year periods until terminated by either party upon notice given one year or more prior to September 27, 2024 or any renewal date thereafter.

7.       SHORT FORM; INCONSISTENCIES

7.1 Short Form. The parties have entered into another agreement of even date regarding the same subject matter which other agreement contains further provisions concerning the relationships between the parties (the "Complete Agreement"). This Agreement is a shortened form of the Complete Agreement and is created solely for the purpose of recording or filing it in appropriate public records. In the event of any inconsistencies between this Agreement and the Complete Agreement, the provisions of the Complete Agreement shall control.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

Witnessed by:                Northeast Utilities Service Company

 /s/ Daniel P. Venora        By: /s/ David H. Boguslawski
     ----------------        -----------------------------------------
                             Print Name: David H. Boguslawski
                             Title: Vice President - Energy Delivery


                             The Connecticut Light and Power
                             Company

 /s/ Daniel P. Venora        By: /s/ David H. Boguslawski
     ----------------        -----------------------------------------
                             Print Name: David H. Boguslawski
                             Title: Vice President - Energy Delivery



                             Western Massachusetts Electric
                             Company

 /s/ Daniel P. Venora        By: /s/ David H. Boguslawski
     ----------------        -----------------------------------------
                             Print Name: David H. Boguslawski
                             Title: Vice President - Energy Delivery


                             Public Service Company of New
                             Hampshire

 /s/ Daniel P. Venora        By: /s/ David H. Boguslawski
     ----------------        -----------------------------------------
                             Print Name: David H. Boguslawski
                             Title: Vice President - Energy Delivery


                             NECOM LLC, by its
                             Manager FiveCom,
                             Inc.

/s/ Anna Strannen            By: /s/ Victor Colantonio
     ----------------        -----------------------------------------
                             Print Name: Victor Colantonio
                             Title: President

State of Connecticut                                           February 26, 1998
County of Hartford, ss. Berlin

         Personally appeared David H. Boguslawski, the Vice President of Northeast Utilities Service Company, and acknowledged the foregoing instrument to be the free act and deed of Northeast Utilities Service Company, before me,

                                        /s/ Deborah A. Taurel
                                            ---------------------------------
         affix notarial                     print name:
              seal                          Notary Public
                                            My Commission expires:  12/31/2000



State of Connecticut                                           February 26, 1998
County of Hartford, ss. Berlin

         Personally appeared David H. Boguslawski, the Vice President of The Connecticut Light and Power Company, and acknowledged the foregoing instrument to be the free act and deed of The Connecticut Light and Power Company, before me,

                                        /s/ Deborah A. Taurel
                                            ---------------------------------
         affix notarial
              seal                          Notary Public
                                            My Commission expires:  12/31/2000



State of Connecticut                                           February 26, 1998
County of Hartford, ss. Berlin

         Personally appeared David H. Boguslawski, the Vice President of Western Massachusetts Electric Company and acknowledged the foregoing instrument to be the free act and deed of Western Massachusetts Electric Company, before me,

                                        /s/ Deborah A. Taurel
                                            ---------------------------------
         affix notarial
              seal                          Notary Public
                                            My Commission expires:  12/31/2000

State of Connecticut                                           February 26, 1998
County of                   , ss.

         Personally appeared David H. Boguslawski, the Vice President of Public Service Company of New Hampshire, and acknowledged the foregoing instrument to be the free act and deed of Public Service Company of New Hampshire, before me,

                                        /s/ Deborah A. Taurel
         affix notarial                     ---------------------------------
              seal
                                            Notary Public
                                            My Commission expires:  12/31/2000






State of Massachusetts                                                   ,1998
County of                   , ss.

         Personally appeared ________________________, the
______________________ of NECOM LLC, and acknowledged the foregoing instrument to be the free act and deed of NECOM LLC, before me,


         affix notarial                     ---------------------------------
              seal
                                            Notary Public
                                            My Commission expires:  12/31/2000

                                  EXHIBIT 3.10

Cities or Towns and Counties in which the Route Segment is located and in which this agreement is to be filed or recorded

State                               County                    Municipality
-----                               ------                    ------------
CONNECTICUT                         Hartford                  East Hartford
                                                              East Windsor
                                                              Hartford
                                                              Manchester
                                                              South Windsor

                                    Tolland                   Ellington
                                                              Somers

MASSACHUSETTS                       Hampden                   Chicopee
                                                              Hampden
                                                              Ludlow
                                                              Springfield
                                                              Wilbraham

NEW HAMPSHIRE                       Hillsborough              Bedford
                                                              Goffstown
                                                              Hudson
                                                              Litchfield
                                                              Manchester
                                                              Merrimack
                                                              Nashua

                                    Merrimack                 Hooksett

                                    Rockingham                Candia
                                                              Deerfield
                                                              Londonderry
                                                              Nottingham

                                    Strafford                 Barrington
                                                              Dover
                                                              Durham



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

State                               County                    Municipality

NEW HAMPSHIRE              Strafford                          Lee
                                                              Madbury



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